John Hancock

Rainier Growth Fund

SUMMARY PROSPECTUS 7–1–13 (as revised 1–1–14)

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the statement of additional information and most recent reports, online at www.jhinvestments.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 888-972-8696 or by sending an email request to info@jhinvestments.com. The fund’s prospectus and statement of additional information, both dated 7-1-13, as may be supplemented, and most recent financial highlights information included in the shareholder report, dated 3-31-13, are incorporated by reference into this Summary Prospectus.

Class R1: RGRWX           Class R2: RGRTX           Class R3: RGRHX           Class R4: RGRFX           Class R5: RGRVX

Investment objective

To seek to maximize long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	Class R1	Class R2	Class R3	Class R4	Class R5
Maximum front-end sales charge (load) on purchases as a
% of purchase price	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase
or sale price, whichever is less	None	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the
value of your investment)	Class R1	Class R2	Class R3	Class R4	Class R5
Management fee	0.73	0.73	0.73	0.73	0.73
Distribution and service (12b-1) fees	0.50	0.25	0.50	0.15[1]	0.00
Other expenses	4.49	19.43	13.79	13.57	13.43
Service plan fee[2]	0.25	0.25	0.15	0.10	0.05
Total annual fund operating expenses	5.97	20.66	15.17	14.55	14.21
Contractual expense reimbursement[3]	–4.27	–19.21	–13.57	–13.35	–13.21
Total annual fund operating expenses after
expense reimbursements	1.70	1.45	1.60	1.20	1.00

1	The fund’s distributor has contractually agreed to waive 0.10% of 12b-1 fees of Class R4 shares. The current waiver agreement expires on June 30, 2014, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time. Excluding this waiver would result in a 12b-1 fee of 0.25%.

2	“Service plan fee” has been restated to reflect maximum allowable fees.

3	The advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund to the extent necessary to maintain the fund’s total operating expenses at 1.70%, 1.45%, 1.60%, 1.20% and 1.00% for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement will remain in effect through June 30, 2014, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

A Domestic Equity Fund

John Hancock Rainier Growth Fund

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated assuming that you redeem all of your shares at the end of those periods. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class R1	Class R2	Class R3	Class R4	Class R5
1 Year	173	148	163	122	102
3 Years	1,394	3,782	2,989	2,877	2,792
5 Years	2,592	6,368	5,270	5,126	5,009
10 Years	5,487	10,020	9,226	9,103	8,994

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 92% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets in the common stock of large-capitalization growth companies traded in the U.S. The term “growth company” denotes companies with the prospect of strong earnings, revenue or cash flow growth.

The subadvisor’s stock selection focuses on companies that are likely to demonstrate strong earnings, revenue or cash flow growth relative to their industry peers. The fund will normally invest in approximately 40 to 80 companies.

The subadvisor considers large-capitalization companies to be those currently with market capitalizations of at least $3 billion at time of investment. The fund may invest in common stock of companies of all sizes, including small capitalization companies (when the subadvisor believes such companies to be especially attractive). Investments in companies with market capitalization below $3 billion will normally comprise less than 20% of the fund.

The subadvisor compares the fund’s economic sector weightings to a large cap growth equity index, such as the Russell 1000 Growth Index, and seeks to avoid extreme sector overweighting and underweighting compared to the benchmark to help control risk.

The subadvisor favors companies with attractive fundamentals, such as strong revenue, earnings or cash flow growth. Companies with sustainable competitive advantages, potential price or business catalysts, including earnings surprise or market expansion, and disciplined management with shareholder focus are emphasized.

The subadvisor also seeks to capture the capital appreciation sometimes associated with high-performing companies identified early in their growth cycles. For emerging companies lacking demonstrated financial results, the strength of the company’s business model, management team and competitive position are given greater analytical emphasis.

The fund may invest up to 25% of its total assets in foreign securities. These include U.S. dollar-denominated securities of foreign issuers and securities of foreign issuers that are traded in the United States. Currently, the subadvisor intends to invest only in U.S. dollar-denominated securities of foreign issuers or American Depositary Receipts (ADRs).

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Sector risk Because the fund may from time to time focus on one or more sectors of the economy, at such times its performance will depend in large part on the performance of those sectors. A fund that invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those sectors. As a result, at such times, the value of your investment may fluctuate more widely than it would in a fund that is invested across sectors.

Past performance

The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year. However, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our website: www.jhinvestments.com/RetirementPerformance, or by calling 888-972-8696 between 8:30 a.m. and 5:00 p.m., Eastern Time, on most business days.

Calendar year total returns Calendar year total returns are shown only for Class R1 shares and would be different for other share classes.

Average annual total returns Performance of a broad-based market index is included for comparison. The S&P 500 Index shows how the fund’s performance compares with the returns of an index of stocks with a broad range of market capitalizations.

After-tax returns These are shown only for Class R1 shares and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

Russell 1000 Growth Index is an unmanaged index containing those securities in the Russell 1000 Index with a greater-than-average growth orientation.

S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

Class R1, Class R3, Class R4 and Class R5 shares of the fund commenced operations on April 28, 2008. The returns prior to that date are those of Rainier Large Cap Growth Equity Portfolio’s (predecessor fund) Original shares, first offered on June 15, 2000, that have been recalculated to apply the gross fees and expenses of Class R1, Class R3, Class R4 and Class R5 shares, as applicable. Class R2 shares of the fund commenced operations on March 1, 2012. The returns prior to that date are those of the predecessor fund’s Original shares (through April 25, 2008) and the fund’s Class A shares (from inception, April 28, 2008) that in each case have been recalculated to apply the gross fees and expenses of Class R1, Class R2, Class R3, Class R4 and Class R5 shares, as applicable. Returns for Class R1, Class R2, Class R3, Class R4 and Class R5 shares would have been substantially similar to returns of Class A shares because the share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Calendar year total returns — Class R1 (%)

Year-to-date total return The fund’s total return for the three months ended March 31, 2013 was 7.46%.

Best quarter: Q1 ‘12, 16.72%

Worst quarter: Q4 ‘08, –25.42%

John Hancock Rainier Growth Fund

Average annual total returns (%)	1 Year	5 Year	10 Year
as of 12-31-12
Class R1 before tax	15.11	–1.42	6.73
After tax on distributions	15.11	–1.42	6.73
After tax on distributions, with sale	9.82	–1.21	5.94
Class R2 before tax	15.18	–2.27	5.90
Class R3 before tax	15.21	–1.32	6.84
Class R4 before tax	15.66	–1.01	7.17
Class R5 before tax	15.91	–0.73	7.48
Russell 1000 Growth Index	15.26	3.12	7.52
S&P 500 Index	16.00	1.66	7.10

Investment management

Investment Advisor John Hancock Advisers, LLC

Subadvisor Rainier Investment Management, Inc.

Portfolio management

Mark H. Dawson, CFA	Michael Emery, CFA	James R. Margard, CFA
Chief investment officer and senior portfolio manager	Senior portfolio manager On fund team since 2008	Senior portfolio manager On fund team since inception
On fund team since inception

Purchase and sale of fund shares

There are no minimum initial or subsequent investment requirements for Class R1, Class R2, Class R3, Class R4 and Class R5 shares of the fund. You may redeem shares of the fund on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner or retirement plan administrator), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

© 2014 John Hancock Funds, LLC 334RSP 7-1-13 (as revised 1-1-14) SEC file number: 811-21777